Retirement Benefits (Amounts Recognized in Accumulated Other Comprehensive Income (Loss)) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accrued Workers Compensation And Pneumoconiosis Benefits [Line Items]
Net loss	$ 288	$ 266
Transition obligation	67	84
Prior service cost	106	121
Loss recognized in accumulated other comprehensive income (loss)	$ 461	$ 471